ADVISORSHARES RESTAURANT ETF

Schedule of Investments

September 30, 2022 (Unaudited)

Investments	Shares/ Principal	Value
COMMON STOCKS – 78.2%

Entertainment – 4.8%
RCI Hospitality Holdings, Inc.	2,050	$133,947

Retail – 73.4%
Arcos Dorados Holdings, Inc., Class A (Brazil)	40,732	296,936
Bloomin’ Brands, Inc.	3,000	54,990
Casey’s General Stores, Inc.	600	121,512
Cheesecake Factory, Inc. (The)	998	29,222
Chipotle Mexican Grill, Inc.*	34	51,094
Chuy’s Holdings, Inc.*	405	9,388
Darden Restaurants, Inc.	787	99,414
Dave & Buster’s Entertainment, Inc.*	3,667	113,787
Denny’s Corp.*	4,236	39,861
Domino’s Pizza, Inc.	67	20,783
Dutch Bros, Inc., Class A*	4,048	126,095
El Pollo Loco Holdings, Inc.*	2,912	25,975
FAT Brands, Inc., Class A	15,827	117,278
Jack in the Box, Inc.	1,313	97,254
McDonald’s Corp.	146	33,688
ONE Group Hospitality, Inc. (The)*	16,028	106,426
Papa John’s International, Inc.	576	40,326
Restaurant Brands International, Inc. (Canada)	2,411	128,217
Ruth’s Hospitality Group, Inc.	8,000	134,880
Shake Shack, Inc., Class A*	601	27,033
Starbucks Corp.	281	23,677
Sweetgreen, Inc., Class A*(a)	2,636	48,766
Texas Roadhouse, Inc.	1,570	136,998
Wendy’s Co. (The)	3,696	69,078
Yum! Brands, Inc.	800	85,072
Total Retail		2,037,750

Total Common Stocks
(Cost $2,393,947)		2,171,697

MONEY MARKET FUND – 22.8%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 2.47%(b)
(Cost $632,367)	632,367	632,367

REPURCHASE AGREEMENT – 1.8%(c)
Citibank NA, dated 09/30/22, due 10/03/22, 2.98%, total to be received $48,534, (collateralized by various U.S. Government Agency Obligations, 0.13%-6.13%, 1/31/23-8/15/52, totaling $49,492)
(Cost $48,522)	$48,522	48,522

Total Investments – 102.8%
(Cost $3,074,836)		2,852,586
Liabilities in Excess of Other Assets – (2.8%)		(75,276)
Net Assets – 100.0%		$2,777,310

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $47,545; the aggregate market value of the collateral held by the fund is $48,522.
(b)	Rate shown reflects the 7-day yield as of September 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES RESTAURANT ETF

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,171,697	$-	$-	$2,171,697
Money Market Fund	632,367	-	-	632,367
Repurchase Agreement	-	48,522	-	48,522
Total	$2,804,064	$48,522	$-	$2,852,586

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Entertainment	4.8%
Retail	73.4
Money Market Fund	22.8
Repurchase Agreement	1.8
Total Investments	102.8
Liabilities in Excess of Other Assets	(2.8)
Net Assets	100.0%